
Environment
RENEWABLE ENERGY
Sustainable

Third-Quarter Results

August 7, 2020

New Jersey Resources

Forward-Looking Statements & Non-GAAP Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (NJR, or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2020, forecasted contribution of business segments to fiscal 2020 NFE, future NJNG customer and utility gross margin growth, NJR's environmental sustainability and clean energy goals, future NJR capital expenditures, infrastructure programs and investments, Clean Energy Ventures' ITC-eligible projects and demand for residential solar, earnings growth, the New Jersey Transitional Solar Market, new energy efficiency regulations, and the ability to construct and operate the Adelphia Gateway project, operate the Leaf River Energy Center, and construct the SRL and PennEast pipeline projects, as well as the ongoing COVID-19 pandemic and its impact on NJR's liquidity, business operations, financial condition, results of operations and cash flows.

Additional information and factors that could cause actual results to differ materially from NJR's expectations are contained in NJR's filings with the U.S. Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, https://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measures, NFE/net financial loss and utility gross margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income, operating income or earnings per share.

NFE/net financial loss excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and, other taxes and regulatory rider expenses, which are key components of the Company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE/net financial loss and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2020 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Table of Contents









Agenda

- Third-Quarter FY 2020 Highlights
  Steve Westhoven
- Financial Review
  Pat Migliaccio
- Q&A

COVID-19 Update

Our Team

- Non-essential employees continue to work remotely
- Essential employees in the field or office are following CDC and state guidelines

Our Customers and Communities

- Continue to voluntarily suspend customer disconnects and late fees
- Energy assistance available for customers' bills

Our Business

- Business operations not materially affected at this time, including construction and capital programs
- Resumed in-home inspection work for SAVEGREEN and non-emergency service-related utility work at customers' requests
- Despite the pandemic, NJNG continued to add customers
- Strong liquidity position

Fiscal 2020E NFE Guidance

Reaffirming Fiscal 2020 NFE Guidance Range of $2.05 – $2.15* per share
Expect to be toward the lower-end of the range



8% - 10%
28% - 31%
64% - 67%
$2.05 - $2.15
2% - 3%
(5%) – (3%)
NJNG
NJR Midstream
NJR CEV
NJRHS
NJRES

** A reconciliation from NFE to net income can be found in the Appendix on **Slide 17**.*

New Jersey Natural Gas

New Customer Additions



9,711
6,800
2019A
8,500
5,878
2020E
FYTD 2020A
FY 2020E

Goal of adding 28,000 – 30,000 new customers from 2020 to 2022 remains intact

Capital Expenditures ($MM)



$241
$47
$6
$77
$68
$44
FY 18
$349
$79
$64
$77
$79
$50
FY 19
$388
$97
$62
$84
$18
$75
$52
FY 20E
New Customer
SAFE/NJ RISE
Technology
Maintenance
Cost of Removal/Other
SRL

Regulatory & Infrastructure Update

- ***Energy Efficiency***
  - NJBPU released an order establishing rules for future filings
  - Cautiously optimistic about the new order as more programs will be run by utilities, providing additional opportunities for NJNG to enhance customer savings

- ***Southern Reliability Link***
  - Construction continues with over 75% of total project complete
  - Underground drilling operations on hold due to inadvertent return
  - Projected in-service timeline unchanged at this time

Clean Energy Ventures

- **32.0 MW** — Incremental installed capacity from three commercial projects in 3Q20; acquired first operational solar asset (NJ Oak); 1st TREC project placed into service
- **~60 MW** — Expected incremental capacity from commercial projects in FY20
- **Over 8,400** — Sunlight Advantage residential solar customers at the end of fiscal 3Q20

Fiscal 2020 Commercial MW in Service



~5.1
54.9
FYTD 2020A
FY 2020E

Expect to add a total of ~60 MW in fiscal 2020

Capital Expenditures & Investment Tax Credits ($MM)



$125 - $135
$118.2
$43 - $47**
$26.2*
Capex
ITCs
FYTD 2020A
FY 2020E

SRECs Sold (000s) & Revenue ($MM)



395 - 405
62.7
$79 - $81
$11.8
SRECs Sold
SREC Revenue
FYTD 2020A
FY 2020E
FYTD 2020A
FY 2020E

** $16.6 million NJ Oak acquisition is not ITC-eligible*
*** Includes ITCs related to certain ITC-eligible expenses*

NJR Midstream and Energy Services

NJR Midstream

Leaf River

- Continues to perform as expected

Adelphia Gateway

- Working through PA DEP permits prior to requesting FERC Notice to Proceed

PennEast

- FERC issued the Environmental Assessment for Phase I of the project, finding no significant environmental impact
- Awaiting the issuance of amended FERC certificate approving phased in approach
- SCOTUS requested the opinion of the U.S. Solicitor General before making a decision on hearing the case

NJR Energy Services

- **Continue to take actions to reduce the risk profile of Energy Services**
  - Reducing demand charges and O&M expenses
  - Seeking opportunities to optimize contractual agreements in NJRES portfolio

New Jersey Resources









Financial Review

Patrick Migliaccio
Senior Vice President & Chief Financial Officer

Changes in Net Financial Earnings/Loss – Fiscal 3Q20

Changes in NFE/Net Financial Loss – Fiscal 3Q20 ($MM)



$5.0
$0.0
-$5.0
-$10.0
-$15.0
-$20.0
($17.5)
$15.8
$0.6
($6.8)
$7.1
($5.0)
($5.8)
Fiscal 3Q19
NJNG
Midstream
CEV
NJRES
NJRHS & Other
Fiscal 3Q20

Fiscal 3Q19 – Consolidated Net Financial Loss ($MM) **($17.5)**

NJNG	$15.8
Utility Gross Margin	$15.5
Increase in D&A	($3.6)
Increase in Income Taxes	($2.3)
O&M and Other	$6.2

NJR Midstream	$0.6
Operating Income from Leaf River and Adelphia	$3.4
Equity in Earnings of Affiliates & Income Taxes	($1.5)
Interest Expense	($1.3)

NJR Clean Energy Ventures	($6.8)
SREC & other revenue	$1.9
Tax Expense	($7.3)
Other	($1.4)

NJR Energy Services	$7.1
Financial Margin	$9.5
Tax Impact	($2.4)

NJR Home Services and Other	($5.0)
Increase in O&M Expenses	($5.0)

Fiscal 3Q20 – Consolidated Net Financial Loss ($MM) **($5.8)**

NJR Capital Plan

($ millions)

New Jersey Natural Gas	FYTD 2020	FY 2020E	FY 2021E	FY 2022E	Near Real-Time Return?
New Customer	$42	$52	$38 - $48	$39 - $49	Yes
Maintenance	$47	$84	$90 - $100	$85 - $95	
Cost of Removal/Other	$32	$62	$84 - $94	$38 - $48	
SAFE II	$45	$66			Yes
NJ RISE	$7	$9	$8 - $12		Yes
SRL	$62	$97	$42 - $52		
Infrastructure Investment Programs*	$7	$18	$100 - $120	$108 - $118	Pending
Total New Jersey Natural Gas	***$242***	***$388***	***$361 - $425***	***$270 - $310***	

Midstream**	FYTD 2020	FY 2020E	FY 2021E - FY 2022E
Leaf River	$0	$3	$5 - $10
Adelphia Gateway	$20	$33	$140 - $160
PennEast	$2	$7	$125 - $135
Total Midstream	***$22***	***$43***	***$270 - $305***

Clean Energy Ventures***	FYTD 2020	FY 2020E	FY 2021E	FY 2022E
Residential Solar	$12	$20	$23 - $27	$23 - $27
Commercial Solar	$106	$110	$96 - $106	$96 - $106
Total Clean Energy Ventures	***$118***	***$130***	***$119 - $133***	***$119 - $133***
GRAND TOTAL	***$382***	***$560***	***$481 - $711***	***$506 - $748***

* *For FY2020, the Infrastructure Investment Program (IIP) capital expenditures are only related to technology improvements*

** *Including accruals; excludes acquisition prices for Leaf River and Adelphia Gateway*

*** *Includes total capital value of all projects acquired or placed in-service during the period (even if certain cash outflows occurred during a different period)*

Liquidity

- Total available liquidity of $590 million at the end of June 2020
- Additionally, NJR received a total of $335 million in July for the issuance of unsecured NJR notes and NJNG mortgage bonds.
  - Funds were used to payoff $137 million outstanding Leaf River bridge loan and short-term debt

Available Liquidity as of June 30, 2020 ($ millions)



$1016
$43
$48
$250
$425
$250
Liquidity Sources
$1016
$590
$9
$416
Liquidity Uses
NJNG Credit Facility
NJR Credit Facility
NJR 364-day Facility
Equity Forward
Cash
NJR's Notes Payable
LCs
Available Liquidity

NJR Projected Cash Flows

($ millions)	FYTD 2020A	FY 2020E	FY 2021E
Cash Flow From Operations	$183	$240	$360
Uses of Funds			
Capex [1]	(367)	(560)	(596)
Acquisition – Leaf River	(368)	(368)	-
Acquisition – Adelphia Gateway	(156)	(156)	-
Dividends	(87)	(119)	(130)
Total Uses of Funds	**(978)**	**(1,203)**	**(726)**
Financing Activities			
Common Stock Proceeds – DRIP	$15	$18	$18
Common Stock Proceeds – Other [2]	$213	$261	$0
Debt Proceeds/Other	$568	$684	$348
Total Financing Activities	**$795**	**$963**	**$366**

(1) For FY2021, capex estimate based on midpoint of capital expenditure ranges located on slide 10.
(2) For FY 2020E, includes proceeds of equity forward (executed as part of December 2019 equity issuance)

NJR CEV – SREC Hedging Strategy Stabilizes Revenue

Energy Year 2021


23
380
Hedged
Unhedged

Energy Year 2022


32
367
Hedged
Unhedged

Energy Year 2023


178
220
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
94%	$199	$237

Percent Hedged	Average Price	Current Price (EY)
92%	$199	$226

Percent Hedged	Average Price	Current Price (EY)
55%	$197	$211

As of July 13, 2020; Source: InterContinental Exchange









Q&A

New Jersey Resources









Appendix

Third Quarter Fiscal 2020 NFE by Business Unit

($ thousands)	Three Months Ending June 30, 2020	2019	Change	Nine Months Ending June 30, 2020	2019	Change
New Jersey Natural Gas	$11,968	($3,795)	$15,763	$142,160	$96,464	45,696
NJR Midstream	3,615	3,052	563	10,877	11,201	(324)
Regulated Businesses	**15,583**	**(743)**	**16,326**	**153,037**	**107,665**	**45,372**
NJR Clean Energy Ventures	(13,891)	(7,138)	(6,753)	(2,817)	24,797	(27,614)
NJR Energy Services	(6,913)	(14,030)	7,117	(9,511)	13,644	(23,155)
NJR Home Services & Other	(596)	4,405	(5,001)	815	2,898	(2,083)
Total	**($5,817)**	**($17,506)**	**$11,689**	**$141,524**	**$149,004**	**($7,480)**
EPS	**($0.06)**	**($0.20)**	**$0.14**	**$1.50**	**$1.67**	**($0.17)**

Reconciliation of Non-GAAP Measures

A reconciliation of NFE for the three and nine months ended June 30, 2020 and 2019 to net income is provided below:

	Three Months Ended June 30,		Nine Months Ended June 30,	
(Thousands)	**2020**	2019	**2020**	2019
Net income (loss)	**$ (27,219)**	$ (8,402)	**$ 150,647**	$ 151,419
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**23,712**	(24,646)	**(21,827)**	(25,353)
Tax effect	**(5,639)**	5,885	**5,189**	6,034
Effects of economic hedging related to natural gas inventory	**4,739**	11,317	**10,474**	12,073
Tax effect	**(1,126)**	(2,689)	**(2,489)**	(2,869)
Net income to NFE tax adjustment	**(284)**	1,029	**(470)**	7,700
Net financial earnings (loss)	**$ (5,817)**	$ (17,506)	**$ 141,524**	$ 149,004
Weighted Average Shares Outstanding				
Basic	**95,764**	89,600	**94,420**	88,995
Diluted	**95,764**	89,600	**94,717**	89,402
Basic (loss) earnings per share	**$ (0.28)**	$ (0.09)	**$ 1.60**	$ 1.70
Add:				
Unrealized loss (gain) on derivative instruments and related transactions	**0.24**	(0.28)	**(0.23)**	(0.28)
Tax effect	**(0.06)**	0.06	**0.05**	0.06
Effects of economic hedging related to natural gas inventory	**0.05**	0.13	**0.11**	0.13
Tax effect	**(0.01)**	(0.03)	**(0.03)**	(0.03)
Net income to NFE tax adjustment	**—**	0.01	**—**	0.09
Basic net financial (loss) earnings per share	**$(0.06)**	$ (0.20)	**$ 1.50**	$ 1.67

Factors Supporting Future Customer Growth

- Customer growth supported by strong new construction and conversion markets

New Construction

2020 Building Permits Issued[1]



1,065
480
394
191
NJNG
Ocean
Monmouth
Morris

Residential New Construction[3] = 63,900



2020 – 2022 = 17,245
2022 - Buildout = 46,655

Conversions

Equivalent Customer Cost[2]



$1.05
$1.82
$3.08
$4.03
NJNG
Fuel Oil
Propane
Electricity

Residential Conversions[4] = 98,700



Non-Heat: 4,800
Off Main: 36,900
On-Main: 29,300
Near Main: 27,700

1. *Source: U.S. Bureau of Census as of April 2020*
2. *Source: U.S. Energy Information Administration; as of March 2020; based on 100,000 comparable BTUs*
3. *Source: A.D. Little as of September 2019 and updated annually by NJNG.*
4. *Source: NJNG as of November 2, 2019 and updated annually.*

Infrastructure Investment Program (IIP)

- Five year, $507 million investment to strengthen infrastructure
- Natural gas transmission and distribution system enhancements
- Information technology system replacement

Exploring potential for recovery through annual rate increases (similar to SAFE II & NJRISE)


Natural Gas Delivery Enhancements

- Natural gas system enhancements account for $288 million of the investment
- Objective is to continue to make NJNG's system the safest in the state


Technology Replacement

- IT system replacement will account for $219 million of the investment
- Strengthen IT infrastructure to better serve customers
- Increase cybersecurity efforts

Southern Reliability Link (SRL)



Tetco
SRL
NJNG
Transmission
Transco

What?

- 30-mile high-pressure pipeline designed to diversify natural gas supply in Ocean County
- Delivery of 180,000 Dths/day
- Total investment of $250 - $270 million

Why?

- Reliability, Redundancy, Resiliency
- Currently 95% of gas supply for Monmouth and Ocean Counties comes from TETCO
- Majority of customers in Ocean County would be affected by a system failure, depending on severity and duration

Status?

- Over 75% complete as of June 30, 2020
- Due to inadvertent returns while drilling, NJDEP suspended permit that covers ~4,000 feet of construction

In-service?

- Expected in-service date: 2021
- In-service date would trigger filing of a new rate case to recover costs associated with construction

NJR Midstream – Adelphia Gateway

Recent Developments

- Received FERC Certificate on December 20, 2019
- Closed acquisition in January 2020
- Northern portion in-service

Next Steps

- Actively working with Pennsylvania DEP to obtain final permits to file for FERC Notice to Proceed
- Add compression, new laterals and interconnects to the southern portion of the pipeline
  - Expected future capital expenditures of $215 - $235 million
- Southern portion expected to transport up to an incremental ~267,000 Dth/d to the greater Philadelphia market
  - Expected to be in-service in second half of 2021



Northampton
Lehigh
Berks
Montgomery
Bucks
Chester
Delaware
Philadelphia
Camden
Hunter
Bu
MP 80.0
MP 70.0
MP 60.0
MP 50.0
MP 40.0
MP 30.0
MP 20.0
MP 10.0
Station
Meter Station
20-Inch Mainline
Quakertown Meter Station
TETCO Meter Station
Meter Station
Transco
Meter Station
Delmarva/TETCO/
Columbia Meter Stations
Compressor Station
Meter Station
Parkway Lateral
Tighman Lateral
Legend

NJR Midstream – PennEast Pipeline



Tennessee
Auburn
Springville
Wyoming
Transco
New York
Millennium
Penn East Pipelne
Pennsylvania
Algonquin
Texas Eastern
Columbia

Project Overview

- 20 percent ownership in 120-mile transmission pipeline to Northeast connecting Marcellus Shale region supply
- Access to the lowest cost supply point in North America; expected to benefit customers and local economies
- Approved by FERC – January 19, 2018

January 2020

- FERC issued declaratory order supporting PennEast in relation to Third Circuit Court opinion
- PennEast filed an amended application with FERC, requesting phased-in approach (Phase I: PA-only, with interconnections in the state)

February 2020

- Filed for review with the Supreme Court

July 2020

- SCOTUS requested the Solicitor General to file a brief expressing its view on the case

August 2020

- FERC issued the EA for Phase I of the project, finding no significant environmental impact

NJR CEV – New Jersey Transitional Solar Market

- New Jersey closed the SREC market on April 30, 2020
  - Projects that by April 30th were ready to interconnect and had applied for interconnection remained part of the SREC market and will continue to earn SRECs; all other projects will be part of the TREC market and will earn TRECs going forward
  - The legacy market will not be affected
  - Electric distribution companies are required to purchase all generated TRECs and allocate them to load-serving entities

- Each TREC will have a fixed price of $152 for 15 years (certain projects are incentivized more than others through TREC factors, as shown in the table below)

	SREC Market	TREC Market
Tenor	15 Years	15 Years
Price	Market	Fixed
Factors	1:1	Based on Project Type

Project Type	TREC Factor (/kwh)	SREC Factor (/kwh)
Grid supply rooftop / Net metered non-residential rooftop and carport	1.0	1.0
Community solar	0.85	
Grid supply ground mount	0.6	
Net metered residential – ground mount/rooftop/carport	0.6	
Net metered non-residential – ground mount	0.6	

NJR CEV – SREC Hedging Strategy Stabilizes Revenue

Fiscal Year 2021


23
377
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
94%	$197	$237

Fiscal Year 2022


99
299
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
75%	$199	$226

Fiscal Year 2023


205
192
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
48%	$196	$211

As of July 13, 2020; Source: InterContinental Exchange

Additional Quarterly Financial Drivers

Fiscal 2020E NJNG Utility Gross Margin


13%
27%
19%
41%
Q1
Q2
Q3
Q4

Fiscal 2020E REC Revenue


3%
2%
10%
85%
Q1
Q2
Q3
Q4

Fiscal 2020E ITCs Generated (1)


9%
27%
10%
54%
Q1
Q2
Q3
Q4

(1) Based on value of solar projects placed in-service